                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2001


                         Union Pacific Railroad Company
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                         1-6146                   94-6001323
  ---------------                   -----------              ----------------
  (STATE OR OTHER                   (COMMISSION              (I.R.S. EMPLOYER
   JURISDICTION OF                   FILE NUMBER)            IDENTIFICATION NO.)
   INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                        68179
       ----------------------------------------                 ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5000


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on April 26, 2001 announcing Union Pacific Corporation's financial results for the first quarter of 2001, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release dated April 26, 2001 announcing Union Pacific Corporation's financial results for the first quarter of 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2001


                                       UNION PACIFIC RAILROAD COMPANY


                                       By: /s/ James R. Young
                                           ------------------------------------
                                           James R. Young
                                           Chief Financial Officer


                                       2
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                                INDEX TO EXHIBIT

     EXHIBIT
     NUMBER                           DESCRIPTION
     -------                          -----------
       99             Press Release dated April 26, 2001 announcing Union
                      Pacific Corporation's financial results for the first
                      quarter of 2001.